UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): August 15, 2003



                      DEALER AUTO RECEIVABLES COMPANY, LLC
             (Exact name of registrant as specified in its charter)


         Delaware                        333-32802                36-4347972
(State of other jurisdiction      (Commission File Number)      (IRS Employer
     of incorporation)                                          Identification
                                                                    Number)


200 East Randolph Street, 11th Floor
Chicago, Illinois                                                   60601
(Address of principal executive offices)                          (Zip Code)



(312) 381-3238
(Registrant's telephone number, including area code)


                                 Not Applicable
         (Former name of former address, if changed since last report.)

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ITEM 5.  OTHER EVENTS

Premier Auto Finance, Inc. (the "Servicer") on behalf of Dealer Auto Receivables Owner Trust 2000-1 (the "Trust") is filing a Monthly Report delivered pursuant to the Sale and Servicing Agreement dated as of August 24, 2000 by and amount the Trust, Dealer Auto Receivables Company, LLC, the Servicer and The Bank of New York as an Exhibit under Item 7(c).



ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

              (a) Financial Statements:                             None.

              (b) Pro Forma Financial Information:                  None.

              (c) Exhibits:


              EXHIBIT NO.         DOCUMENT
              -----------         --------
                   10.1           Monthly Report dated as of August 15, 2003






                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       DEALER AUTO RECEIVABLES COMPANY, LLC

                                       By: /s/ William J. Sparer
                                           -----------------------------------
                                           Secretary and Vice President






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